UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): December 12, 2005

                      HALLMARK FINANCIAL SERVICES, INC.
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            (Exact Name of Registrant as Specified in Its Charter)

                                    Nevada
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                (State or Other Jurisdiction of Incorporation)

             0-16090                                  87-0447375
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     (Commission File Number)             (IRS Employer Identification No.)


 777 Main Street, Suite 1000, Fort Worth, Texas               76102
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 (Address of Principal Executive Offices)                   (Zip Code)

                                 817-348-1600
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             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
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        (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01 Entry into a Material Definitive Agreement

      On December 12, 2005, Hallmark Financial Services, Inc. (the "Company") executed a definitive agreement (the "Purchase Agreement") with Donnell Children Revocable Trust and Curtis R. Donnell (collectively, the "Seller") with respect to the Company's acquisition of all of the issued and outstanding membership interests in Aerospace Holdings, LLC ("Aerospace"), a Texas limited liability company. Aerospace, through various wholly-owned subsidiaries, markets and services general aviation property and casualty insurance products, with a particular emphasis on private and small commercial aircraft. Prior to execution of the Purchase Agreement, there was no material relationship between the Seller and the Company or any of its affiliates.

      Pursuant to the Purchase Agreement, the Company will acquire Aerospace for an aggregate consideration of up to $15,000,000, consisting of unconditional consideration of $12,500,000 and contingent consideration of up to $2,500,000. The unconditional consideration is payable in cash at closing, and is allocated $11,875,000 to the purchase price and $625,000 to the Seller's compliance with certain restrictive covenants, including a covenant not to compete for a period of five years after closing. The payment of any contingent consideration is conditioned on the Seller complying with its restrictive covenants and Aerospace achieving certain operational objectives related to premium production and loss ratios. The contingent consideration, if any, will be payable in cash on or before March 30, 2009, unless the Seller elects to defer a portion of the payment in order to permit further development of the loss ratios.

      Pursuant to the Purchase Agreement, the Company's acquisition of Aerospace will be effective as of January 1, 2006. The Purchase Agreement provides for closing of the transaction on the first business day following the satisfaction of all closing conditions. The closing conditions include, among other things, the execution of an employment agreement between Aerospace and Curtis R. Donnell in substantially the form attached to the Purchase Agreement and obtaining consent to the transaction from various third parties with whom Aerospace has contractual arrangements. The Purchase Agreement may be terminated by either the Company or the Seller if all closing conditions have not been satisfied or waived by March 30, 2006. The parties presently contemplate that the closing will occur on or about January 3, 2006.

      The description of the Purchase Agreement set forth above is qualified in its entirety by reference to the definitive agreement filed as an exhibit to this Current Report on Form 8-K and incorporated herein by this reference.


 Item 9.01. Financial Statements and Exhibits.

 (c) Exhibits.

 Exhibit 4.1 Purchase Agreement dated December 12, 2005, by and among Hallmark Financial Services, Inc. and Donnell Children Revocable Trust and Curtis R. Donnell.


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                               HALLMARK FINANCIAL SERVICES, INC.


 Date:  December 13, 2005      By:  /s/ Mark J. Morrison
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                               Mark J. Morrison, Chief Operating Officer